                                                                 EXHIBIT 10.3(8)

                                FIRST AMENDMENT
                                       TO
                      G. B. DEALEY RETIREMENT PENSION PLAN
                            (As Amended and Restated
                      Generally Effective January 1, 1989)


         A. H. Belo Corporation, a Delaware corporation (the "Company"), pursuant to authority of the Compensation Committee of the Board of Directors, adopts the following amendment to the G. B. Dealey Retirement Pension Plan (the "Plan").

         1. Appendix A to the Plan ("Participating Employers") is amended by the addition of the following subsidiaries of the Company, effective as of the date indicated:

                         Belo Management Services, Inc.
                            (As of January 1, 1996)

                           Belo Capital Bureau, Inc.
                            (As of January 1, 1997)

         2. Appendix A to the Plan is further amended by revising the effective date of participation by Owensboro Messenger-Inquirer, Inc. from January 5, 1996, to January 1, 1996.

           Executed at Dallas, Texas, this 7th day of January, 1997.


                                        A. H. BELO CORPORATION



                                                   By /s/ MICHAEL J. MCCARTHY
                                                     ---------------------------
                                                     Michael J. McCarthy
                                                     Title: Secretary